UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 9, 2021

Paramount Gold Nevada Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-36908 (Commission File No.)	98-0138393 (IRS Employer Identification No.)

665 Anderson Street Winnemucca, Nevada 89445 (Address of principal executive offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PZG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  Paramount Gold Nevada Corp. (“Paramount”) held its 2021 Annual Stockholders’ Meeting on December 9, 2021, in a virtual format (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the 2016 Stock Incentive and Equity Compensation Plan (the “Plan”).

A description of the material terms of the amendments to the Plan was included in the Company’s proxy statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”), on October 28, 2021, which descriptions are incorporated herein by reference. Such description of the amendment to the Plan and Plan as so amended are qualified in their entirety by the terms of that amendment and the Plan as so amended, respectively. A composite copy of Plan that gives effect to the amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Paramount Gold Nevada Corp. (the “Company”) held its annual stockholder meeting on December 9, 2021.   Of the 40,525,151 shares outstanding and entitled to vote at the meeting, 20,288,543 shares of common stock or 50.06% were voted.

At the annual stockholder meeting, the stockholders of the Company were asked to consider and vote on three proposals.  The election results for each proposal were as follows:

Proposal #1: Election of Directors

The stockholders elected the following seven individuals to the Company’s Board of Directors for a one-year term expiring at the 2022 Annual General Meeting.  The voting results were as follows:

	For	Withheld	Broker Non-Votes	Approval Percentage(1)
Rudi Fronk	12,489,889	824,657	6,973,997	93.81%
Glen Van Treek	13,097,853	216,693	6,973,997	98.37%
Christopher Reynolds	12,943,877	370,669	6,973,997	97.22%
John Carden	12,833,226	481,320	6,973,997	96.39%
Eliseo Gonzalez-Urien	12,954,719	359,827	6,973,997	97.30%
Pierre Pelletier	12,947,426	367,120	6,973,997	97.24%
Rachel Goldman	13,116,679	197,867	6,973,997	98.53%

Proposal #2:  Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of MNP LLP as the Company’s independent registered public accountants for the year ended June 30, 2022.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
20,029,648	178,933	79,962	0	98.73%

Proposal #3:  Vote on the amendments to the 2016 Stock Incentive and Equity Compensation Plan

The stockholders approved the amendment to the 2016 Stock Incentive and Equity Compensation Plan.  The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
10,784,743	2,303,416	226,387	6,973,997	81%

(1)  Percentage of votes cast for the nominee or proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Paramount Gold Nevada Corp. 2016 Stock Incentive and Compensation Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

By:	/s/ Carlo Buffone
Name:	Carlo Buffone
Title:	Chief Financial Officer

Dated: December 10, 2021